UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): February 21, 2006

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                       1-32532                               20-0865835
              (Commission File Number)                    (I.R.S. Employer
                                                        Identification No.)

      50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
          (Address of principal executive offices)           (Zip Code)

             P.O.   Box 391, Covington, Kentucky             41012-0391
                    (Mailing Address)                        (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure

     On February 21, 2006, Ashland Inc. will include the information contained in exhibits 99.1 - 99.16, and graphic images thereof, on the "Investor Relations" section of its website located at www.ashland.com, or in employee communications.

     Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibits 99.1 - 99.16 is summary information concerning key metrics for Ashland's divisional operations and is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

     By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.




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Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

     99.1  Website  data  concerning  Ashland   Distribution's   sales  per
           shipping day
     99.2  Website data concerning Ashland Distribution's revenue
     99.3  Website data concerning Ashland Distribution's gross profit
     99.4 Website data concerning Ashland Specialty Chemical's average sales per shipping day
     99.5  Website data concerning Ashland Specialty Chemical's revenue
     99.6 Website data concerning Ashland Specialty Chemical's gross profit
     99.7  Website data concerning Valvoline's premium oil sales
     99.8  Website data concerning Valvoline's revenue
     99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales
     99.10 Website data concerning APAC's rolling twelve month contract awards
     99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates
     99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue
     99.13 Website data concerning APAC's backlog
     99.14 Website data  concerning  APAC's  asphalt mix  production
     99.15 Website  data  concerning  U.S.  Gulf Coast Barge  Prices
     99.16 Website data concerning APAC's 14-state weighted diesel price index




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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ASHLAND INC.
                                 -------------------------------------------
                                              (Registrant)



Date:  February 21, 2006                 /s/ David L. Hausrath
                                 --------------------------------------------
                                 Name:   David L. Hausrath
                                 Title:  Senior Vice President,
                                         General Counsel and
                                         Secretary





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                               Exhibit Index

     99.1  Website  data  concerning  Ashland   Distribution's   sales  per
           shipping day
     99.2  Website data concerning Ashland Distribution's revenue
     99.3  Website data concerning Ashland Distribution's gross profit
     99.4 Website data concerning Ashland Specialty Chemical's average sales per shipping day
     99.5  Website data concerning Ashland Specialty Chemical's revenue
     99.6 Website data concerning Ashland Specialty Chemical's gross profit
     99.7  Website data concerning Valvoline's premium oil sales
     99.8  Website data concerning Valvoline's revenue
     99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales
     99.10 Website data concerning APAC's rolling twelve month contract awards
     99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates
     99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue
     99.13 Website data concerning APAC's backlog
     99.14 Website data  concerning  APAC's  asphalt mix  production
     99.15 Website  data  concerning  U.S.  Gulf Coast Barge  Prices
     99.16 Website data concerning APAC's 14-state weighted diesel price index


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